UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 12, 2005
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                             AMERICAN BILTRITE INC.
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               (Exact name of registrant as specified in charter)


           Delaware                        1-4773                04-1701350
 (State or other jurisdiction      (Commission File No.)       (IRS Employer
      of Incorporation)                                     Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

American Biltrite Inc.'s majority-owned subsidiary Congoleum Corporation ("Congoleum") announced on October 12, 2005 that the Bankruptcy Court granted Congoleum's motion requesting that the deadline for voting on Congoleum's plan of reorganization be extended until December 14, 2005. Congoleum further stated that it has reached a new agreement in principle with representatives of certain secured asbestos claimants concerning the treatment of their claims, and that Congoleum expects to prepare a revised plan and submit it to the Bankruptcy Court by October 24, 2005. Congoleum stated that it intends to seek permission of the Bankruptcy Court to distribute a summary of the plan modifications promptly thereafter, so claimants may vote on the revised plan before the new deadline. A hearing date to consider confirmation of this modified plan of reorganization has not been set. In that announcement, it was further stated that Congoleum remains hopeful that it can emerge from bankruptcy in the spring of 2006.

Congoleum also announced that it has filed a motion seeking Bankruptcy Court approval for a settlement agreement with Mt. McKinley Insurance Company and Everest Reinsurance Company. Under the terms of the settlement agreement, Mt. McKinley and Everest will pay $21.5 million into an escrow account, and the escrow agent will transfer the funds to the trust for asbestos claimants to be formed by Congoleum's plan once the plan becomes effective and the Court approves the payment. Congoleum announced that its completed insurance settlements in connection with its asbestos related liabilities and plan of reorganization now total in excess of $164 million, that Congoleum is working on finalizing additional insurance settlements and that it is in ongoing negotiations with other insurance carriers.

Interested parties should refer to the documents that will be filed by Congoleum for a complete description of the modified plan. On December 31, 2003, Congoleum filed a voluntary petition with the United States Bankruptcy Court for the District of New Jersey (Case No. 03-51524) seeking relief under Chapter 11 of the United States Bankruptcy Code as a means to resolve claims asserted against it related to the use of asbestos in its products decades ago.
Forward-Looking Statements

Some of the information presented in this Current Report on Form 8-K constitutes "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite Inc.'s expectations, and American Biltrite Inc.'s understanding of Congoleum's expectations, as of the date of this report, of future events, and American Biltrite Inc. undertakes no obligation to update any of these forward-looking statements except as required by the federal securities laws. Although American Biltrite Inc. believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. There can be no assurance that Congoleum will be successful in obtaining confirmation of its proposed amended Chapter 11 plan of reorganization in a timely manner or at all. Any alternative plan of reorganization pursued by Congoleum or confirmed by the bankruptcy court could vary significantly from the version of the plan currently being pursued by Congoleum, including with respect to the matters described in this report. Furthermore, the estimated costs and contributions required to confirm and to effect the proposed modified plan of reorganization or an alternative plan could be significantly greater than currently estimated. Any plan of reorganization pursued by Congoleum will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Some additional factors that could cause actual results to differ from Congoleum's and American Biltrite Inc.'s objectives for resolving asbestos liability include: (i) the future cost and timing of estimated asbestos liabilities and payments; (ii) the availability of insurance coverage and reimbursement from insurance companies that underwrote the applicable insurance policies for Congoleum and American Biltrite Inc. for asbestos-related claims;
(iii) costs relating to the execution and implementation of any plan of reorganization pursued by Congoleum; (iv) timely reaching an agreement with other creditors, or classes of creditors, that exist or may emerge; (v) American Biltrite Inc.'s and Congoleum's satisfaction of the conditions and obligations under their respective outstanding debt instruments, and amendment of those outstanding debt instruments, as necessary, to permit Congoleum and American Biltrite Inc. to satisfy their obligations under Congoleum's proposed plan of reorganization; (vi) the response from time-to-time of American Biltrite Inc.'s and Congoleum's lenders, customers, suppliers and other constituencies to the Chapter 11 process and related developments arising from the strategy to settle asbestos liability; (vii) Congoleum's ability to maintain debtor-in-possession financing sufficient to provide it with funding that may be needed during the pendency of its Chapter 11 case and to obtain exit financing sufficient to provide it with funding that may be needed for its operations after emerging from the bankruptcy process, in each case, on reasonable terms; (viii) timely obtaining sufficient creditor and court approval of any reorganization plan;
(ix) developments in and the outcome of insurance coverage litigation pending in New Jersey State Court involving Congoleum and certain insurers; (x) developments in, and the outcome of, proposed federal legislation that, if adopted, would establish a national trust to provide compensation to victims of asbestos-related injuries that would be funded in part by assessments against companies with asbestos-related liabilities such as American Biltrite Inc. and Congoleum; and (xi) compliance with the Bankruptcy Code, including section 524(g). In addition, in view of American Biltrite Inc.'s relationships with Congoleum, American Biltrite Inc. could be affected by Congoleum's negotiations, and there can be no assurance as to what that impact, positive or negative, might be. In any event, the failure of Congoleum to obtain confirmation and consummation of its anticipated Chapter 11 plan of reorganization would have a material adverse effect on Congoleum's business, results of operations or financial condition and could have a material adverse effect on American Biltrite Inc.'s business, results of operations or financial condition. Other factors that could cause or contribute to actual results differing from its expectations include those factors discussed in American Biltrite Inc.'s other filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 12, 2005                AMERICAN BILTRITE INC.


                                       By: /s/ Howard N. Feist III
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                                           Name: Howard N. Feist III
                                           Title:  Chief Financial Officer